SCHEDULE OF DEFERRED TAX ASSETS AND LIABILITIES (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets (liabilities):
NOL & AMT credit carryforward	$ 2,449,401	$ 1,586,187
Charitable contribution	3,586
Fixed assets	(21,083)	(15,414)
Intangible assets	1,995,960	434,547
UNICAP 263a Adjustment	53,284
ASC 842 - Lease Accounting	65,172	44,485
Total net deferred tax assets	4,546,320	2,049,805
Valuation allowance	(4,546,320)	(2,049,805)
Net deferred tax assets